SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K/A (Amendment No. 1)
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)	November 8, 2007
Crystal River Capital, Inc.
(Exact Name of Registrant as Specified in its Charter)
Maryland
(State or Other Jurisdiction of Incorporation)
001-32958	20-2230150
(Commission File Number)	(I.R.S. Employer Identification No.)
Three World Financial Center, 200 Vesey Street, 10th Floor New York, New York	10281-1010
(Address of Principal Executive Offices)	(Zip Code)
(212) 549-8400
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  The registrant hereby amends its Current Report on Form 8-K filed with the SEC on November 9, 2007 (the “Original Form 8-K”) solely to correct certain numbers contained in the press release filed as Exhibit 99.1 to the Original Form 8-K as specified in registrant’s press release filed as Exhibit 99.2 to this Form 8-K.  The registrant has also filed a corrected press release as Exhibit 99.1 hereto.

Item 2.02             Results of Operations and Financial Condition.

On November 8, 2007, Crystal River Capital, Inc. (the “Company”) issued a press release reporting its financial results for the Company’s fiscal quarter ended September 30, 2007 (the “Press Release”). A copy of the Press Release was filed as an Exhibit to the Company’s Current Report on Form 8-K filed with the SEC on November 9, 2007 (“Original Form 8-K”).   The Company has discovered certain errors in the Press Release and has filed a corrected version of the Press Release as Exhibit 99.1 hereto.  In addition, the Company has issued a press release, dated November 9, 2007, that provides corrective information with respect to the Press Release (the Correcting Release”).   The corrected Press Release and the Correcting Release are filed as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated herein by reference.

    The information in Item 2.02 of this Current Report, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 2.02 of this Current Report, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01             Financial Statements and Exhibits.

(c)         Exhibits.

Exhibit No.	Description
99.1	Press release, dated November 8, 2007, entitled “Crystal River Reports Third Quarter 2007 Financial Results.”

99.2	Press Release, dated November 9, 2007, entitled “Amended: Crystal River Reports Third Quarter 2007 Financial Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crystal River Capital, Inc.

November 9, 2007	By:	/s/ Craig J. Laurie
Name: Craig J. Laurie
Title: Treasurer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit

99.1	Press release, dated November 8, 2007, entitled “Crystal River Reports Third Quarter 2007 Financial Results.”

99.2	Press Release, dated November 9, 2007, entitled “Amended: Crystal River Reports Third Quarter 2007 Financial Results.”

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